ADDITIONAL BORROWERS JOINDER SUPPLEMENT


      THIS ADDITIONAL BORROWERS JOINDER SUPPLEMENT (this "Agreement") is made this 31st day of August, 2004, by and among ARGAN, INC., formerly known as Puroflow Incorporated, a corporation organized under the laws of the State of Delaware ("Designated Borrower"), the other "Existing Borrowers" (as that term is defined below) and AGAX/VLI ACQUISITION CORPORATION. ("AGAX"), a corporation organized under the laws of the State of Delaware (the "Additional Borrower"), and BANK OF AMERICA, N.A., a national banking association (the "Lender").


      NOW, THEREFORE, for value received the undersigned agree as follows:

      1. Reference is hereby made to the Financing and Security Agreement dated as of August 19, 2003 (as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the "Financing Agreement") by and among Designated Borrower, and SOUTHERN MARYLAND CABLE, INC., constituting each Person which is included in the definition of "Borrower" (as that term is defined in the Financing Agreement) immediately prior to the date of this Agreement (together with Designated Borrower, the "Existing Borrowers") and the Lender. Capitalized terms not otherwise defined in this Agreement shall have the meanings given to them in the Financing Agreement.

      2. (a) The Additional Borrower and the Existing Borrowers hereby acknowledge, confirm and agree that on and as of the date of this Agreement, the Additional Borrower has become an "Additional Borrower" (as that term is defined in the Financing Agreement), and, along with the Existing Borrowers, is included in the definition of "Borrower" under the Financing Agreement and the other Financing Documents for all purposes thereof, and as such shall be jointly and severally liable, as provided in the Financing Documents, for all Obligations thereunder (whether incurred or arising prior to, on, or subsequent to the date hereof) and otherwise bound by all of the terms, provisions and conditions thereof.


      (b) Without in any way implying any limitation on any of the provisions of this Agreement, the Financing Agreement, or any of the other Financing Documents, the Additional Borrower hereby assigns, pledges and grants to the Lender, and agrees that the Lender shall have a perfected and continuing security interest in, and Lien on, (i) all of the Additional Borrower's
Accounts,   Inventory,   Chattel  Paper,  Documents,   Instruments,   Equipment,
Investment Property and General Intangibles, whether now owned or existing or hereafter acquired or arising, (ii) all returned, rejected or repossessed goods, the sale or lease of which shall have given or shall give rise to an Account or Chattel Paper, (iii) all insurance policies relating to the foregoing, (iv) all books and records in whatever media (paper, electronic or otherwise) recorded or stored, with respect to the foregoing and all equipment and general intangibles necessary or beneficial to retain, access and/or process the information contained in those books and records, and (v) all cash and non-cash proceeds and products of the foregoing. The Additional Borrower further agrees that the Lender shall have in respect thereof all of the rights and remedies of a secured party under the Uniform Commercial Code as well as those provided in this Agreement, under each of the other Financing Documents and under applicable Laws.

      (c) Without in any way implying any limitation on any of the provisions of this Agreement, the Additional Borrower agrees to execute such financing statements, instruments, and other documents as the Lender may require including, without limitation, an allonge for each of the Notes.


      (d) Without in any way implying any limitation on any of the provisions of this Agreement, the Additional Borrower hereby represents and warrants that all of the representations and warranties of the Additional Borrower contained in the Financing Documents are true and correct on and as of the date hereof as if made on and as of such date, both before and after giving effect to this Joinder Supplement, and that no Event of Default or Default has occurred and is continuing or exists or would occur or exist after giving effect to this Joinder Supplement.

      3.  Prior  to any  further  advance  by the  Lender  under  the  Financing
Agreement, the Additional Borrower shall satisfy the following conditions precedent in a manner satisfactory in form and substance to the Lender and its counsel:

      (a) The Lender shall have received:

      (i) a certificate of good standing certified by the Secretary of State, or other appropriate Governmental Authority, of the state of formation of the Additional Borrower;

      (ii) a certified copy from the  appropriate  Governmental  Authority under
which  the   Additional   Borrower  is  organized,   of  Additional   Borrower's
organizational documents and all recorded amendments thereto;

      (iii) a certificate of qualification to do business certified by the Secretary of State or other Governmental Authority of each jurisdiction in which the Additional Borrower conducts business; and

      (iv) a certificate dated as of the Closing Date by the Secretary or an Assistant Secretary of Additional Borrower covering:

      (A) true and complete copies of each Additional Borrower's organizational and governing documents and all amendments thereto;

      (B) true and complete copies of the resolutions of its Board of Directors authorizing (A) the execution, delivery and performance of the Financing Documents to which it is a party, (B) the borrowings hereunder, and (C) the granting of the Liens contemplated by this Agreement and the Financing Documents to which the Additional Borrower is a party;

      (C) the incumbency, authority and signatures of the officers of the Additional Borrower authorized to sign this Agreement and the other Financing Documents to which the Additional Borrower is a party; and

      (D) the identity of the Additional Borrower's current directors, and any common stock holders and other equity holders, who to the Additional Borrower's knowledge own more than 20% of the outstanding stock.

      (b) The Lender shall have received the favorable opinion of counsel for the Additional Borrower addressed to the Lender.

            (c) The Additional Borrower shall have delivered a Collateral Disclosure List required under the provisions of Section 3.3 (Collateral
Disclosure List) of the Financing Agreement duly executed by a Responsible Officer of the Additional Borrower.

            (d) The Additional Borrower shall have: (i) executed and delivered all Financing Documents required to be filed, registered or recorded in order to create, in favor of the Lender, a perfected Lien in the Collateral (subject only to the Permitted Liens) in form and in sufficient number for filing, registration, and recording in each office in each jurisdiction in which such filings, registrations and recordations are required, and (ii) delivered such evidence as the Lender deems satisfactory that all necessary filing fees and all recording and other similar fees, and all Taxes and other expenses related to such filings, registrations and recordings will be or have been paid in full.

            (e) The Lender shall have received an insurance certificate in accordance with the provisions of Section 6.1.8 (Insurance) from the Financing Agreement.

            (f) The Lender shall have received a waiver from each landlord of each and every business premise leased by the Additional Borrower and on which any of the Collateral is or may hereafter be located, which landlords' waivers must be reasonably acceptable to the Lender and its counsel in their sole and absolute discretion.

            (g) The Lender shall have received an agreement acknowledging the Liens of the Lender from each bailee, warehouseman, consignee or similar third party which has possession of any of the Collateral, which agreements must be reasonably acceptable to the Lender and its counsel in their sole and absolute discretion.

            (h) Not later than October 15, 2004, the Lender shall have completed a field examination of the Additional Borrower's business, operations and income, the results of which field examination shall be in all respects acceptable to the Lender in its sole and absolute discretion and shall include reference discussions with key customers and vendors.

      4. Each Person included in the term "Borrower" hereby covenants and agrees with the Lender as follows:

      (a) The Obligations include all present and future indebtedness, duties, obligations, and liabilities, whether now existing or contemplated or hereafter arising, of the Additional Borrower or the Existing Borrowers.

      (b) Reference in this Agreement, the Financing Agreement and the other Financing Documents to the "Borrower" or otherwise with respect to any one or more of the Persons now or hereafter included in the definition of "Borrower" shall mean each and every such Person and any one or more of such Persons, jointly and severally, unless the context requires otherwise (by way of example, and not limitation, if only one such Person is the owner of the real property which is the subject of a mortgage).

      (c) Each Person included in the term "Borrower" in the discretion of its respective management is to agree among themselves as to the allocation of the proceeds of Loans, provided, however, that each such Person be deemed to have represented and warranted to the Lender at the time of allocation that each benefit and use of proceeds is a Permitted Use.

      (d) For administrative convenience, each Person included in the term "Borrower" hereby irrevocably appoints Designated Borrower as the Borrower's attorney-in-fact, with power of substitution (with the prior written consent of the Lender in the exercise of its sole and absolute discretion), in the name of Designated Borrower or in the name of the Borrower or otherwise to take any and all actions with respect to the this Agreement, the other Financing Documents, the Obligations and/or the Collateral (including, without limitation, the proceeds thereof) as Designated Borrower may so elect from time to time, including, without limitation, actions to (i) request advances under the Loans, and direct the Lender to disburse or credit the proceeds of any Loan directly to an account of Designated Borrower, any one or more of such Persons or otherwise, which direction shall evidence the making of such Loan and shall constitute the acknowledgement by each such Person of the receipt of the proceeds of such Loan,
(ii) enter into, execute, deliver, amend, modify, restate, substitute, extend and/or renew this Agreement, any Additional Borrowers Joinder Supplement, any other Financing Documents, security agreements, mortgages, deposit account agreements, instruments, certificates, waivers, letter of credit applications, releases, documents and agreements from time to time, and (iii) endorse any check or other item of payment in the name of such Person or in the name of Designated Borrower. The foregoing appointment is coupled with an interest, cannot be revoked without the prior written consent of the Lender, and may be exercised from time to time through Designated Borrower' duly authorized officer, officers or other Person or Persons designated by Designated Borrower to act from time to time on behalf of Designated Borrower.

      (e) Each Person included in the term "Borrower" hereby irrevocably authorizes the Lender to make Loans to any one or more all of such Person, pursuant to the provisions of this Agreement upon the written, oral or telephone request any one or more of the Persons who is from time to time a Responsible Officer of a Borrower under the provisions of the most recent certificate of corporate resolutions and/or incumbency of the Person included in the term "Borrower" on file with the Lender and also upon the written, oral or telephone request of any one of the Persons who is from time to time a Responsible Officer of Designated Borrower under the provisions of the most recent certificate of corporate resolutions and/or incumbency for Designated Borrower on file with the Lender.

      (f) The Lender assumes no responsibility or liability for any errors, mistakes, and/or discrepancies in the oral, telephonic, written or other transmissions of any instructions, orders, requests and confirmations between the Lender and any one or more of the Persons included in the term "Borrower" in connection with the Credit Facilities, any Loan, or any other transaction in connection with the provisions of this Agreement.

      5. Without implying any limitation on the joint and several nature of the Obligations, the Lender agrees that, notwithstanding any other provision of this Agreement, the Persons included in the term "Borrower," may create reasonable inter-company indebtedness between or among the Borrowers with respect to the allocation of the benefits and proceeds of the advances and Credit Facilities under this Agreement. The Borrowers agree among themselves, and the Lender consents to that agreement, that each Borrower shall have rights of contribution from all of the other Borrowers to the extent such Borrower incurs Obligations in excess of the proceeds of the Loans received by, or allocated to purposes for the direct benefit of, such Borrower. All such indebtedness and rights shall be, and are hereby agreed by the Borrowers to be, subordinate in priority and payment to the indefeasible repayment in full in cash of the Obligations, and, unless the Lender agrees in writing otherwise, shall not be exercised or repaid in whole or in part until all of the Obligations have been indefeasibly paid in full in cash. The Borrowers agree that all of such inter-company indebtedness and rights of contribution are part of the Collateral and secure the Obligations. Each Borrower hereby waives all rights of counterclaim, recoupment and offset between or among themselves arising on account of that indebtedness and otherwise. Each Borrower shall not evidence the inter-company indebtedness or rights of contribution by note or other instrument, and shall not secure such indebtedness or rights of contribution with any Lien or security. Notwithstanding anything contained in this Agreement to the contrary, the amount covered by each Borrower under the Obligations (including, without limitation, Section 2.3.8 (Guaranty) of the Financing Agreement) shall be limited to an aggregate amount (after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Borrower in respect of the Obligations) which, together with other amounts owing by such Borrowers to the Lender under the Obligations, is equal to the largest amount that would not be subject to avoidance under the Bankruptcy Code or any applicable provisions of any applicable, comparable state or other Laws.

      6. (a) Each Person included in the term "Borrower" hereby represents and warrants to the Lender that each of them will derive benefits, directly and indirectly, from each Loan, both in their separate capacity and as a member of the integrated group to which each such Person belongs and because the successful operation of the integrated group is dependent upon the continued successful performance of the functions of the integrated group as a whole, because (i) the terms of the consolidated financing provided under this Agreement are more favorable than would otherwise would be obtainable by such Persons individually, and (ii) the additional administrative and other costs and reduced flexibility associated with individual financing arrangements which would otherwise be required if obtainable would substantially reduce the value to such Persons of the financing.


      (b) Each Person included in the term "Borrower" hereby represents and warrants that all of the representations and warranties contained in the Financing Documents are true and correct on and as of the date hereof as if made on and as of such date, both before and after giving effect to this Agreement, and that no Event of Default or Default has occurred and is continuing or exists or would occur or exist after giving effect to this Agreement.

      7. Guaranty.

      (a) Each Person included in the term "Borrower" hereby unconditionally and irrevocably, guarantees to the Lender:

      (i) the due and punctual payment in full (and not merely the collectibility) by the other Persons included in the term "Borrower" of the Obligations, including unpaid and accrued interest thereon, in each case when due and payable, all according to the terms of this Agreement, the Notes and the other Financing Documents;

      (ii) the due and punctual payment in full (and not merely the collectibility) by the other Persons included in the term "Borrower" of all other sums and charges which may at any time be due and payable in accordance with this Agreement, the Notes or any of the other Financing Documents;

      (iii) the due and punctual performance by the other Persons included in the term "Borrower" of all of the other terms, covenants and conditions contained in the Financing Documents; and

      (iv) all the other Obligations of the other Persons included in the term "Borrower".

      (b) The obligations and liabilities of each Person included in the term "Borrower" as a guarantor under this paragraph 7 shall be absolute and unconditional and joint and several, irrespective of the genuineness, validity, priority, regularity or enforceability of this Agreement, any of the Notes or any of the Financing Documents or any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or guarantor. Each Person included in the term "Borrower" in its capacity as a guarantor expressly agrees that the Lender may, in its sole and absolute discretion, without notice to or further assent of such Borrower and without in any way releasing, affecting or in any way impairing the joint and several obligations and liabilities of such Person as a guarantor hereunder unless otherwise specifically provided:

      (i) waive compliance with, or any defaults under, or grant any other indulgences under or with respect to any of the Financing Documents;

      (ii) modify, amend, change or terminate any provisions of any of the Financing Documents;

      (iii) grant extensions or renewals of or with respect to the Credit Facilities, the Notes or any of the other Financing Documents;

      (iv) effect any release, subordination, compromise or settlement in connection with this Agreement, any of the Notes or any of the other Financing Documents;

      (v) agree to the substitution, exchange, release or other disposition of the Collateral or any part thereof, or any other collateral for the Loan or to the subordination of any lien or security interest therein;

      (vi) make advances for the purpose of performing any term, provision or covenant contained in this Agreement, any of the Notes or any of the other Financing Documents with respect to which the Borrower shall then be in default;

      (vii) make future advances pursuant to the Financing Agreement or any of the other Financing Documents;

      (viii) assign, pledge, hypothecate or otherwise transfer the Commitments, the Obligations, the Notes, any of the other Financing Documents or any interest therein, all as and to the extent permitted by the provisions of this Agreement;

      (ix) deal in all respects with the other Persons included in the term "Borrower" as if this paragraph 7 were not in effect;

      (x) effect any release, compromise or settlement with any of the other Persons included in the term "Borrower", whether in their capacity as a Borrower or as a guarantor under this paragraph 7 or any other guarantor; and

      (xi) provide debtor-in-possession financing or allow use of cash collateral in proceedings under the Bankruptcy Code, it being expressly agreed by all Persons included in the term "Borrower" that any such financing and/or use would be part of the Obligations.

      (c) The obligations and liabilities of each Person included in the term "Borrower", as guarantor under this paragraph 7 shall be primary, direct and immediate, shall not be subject to any counterclaim, recoupment, set off, reduction or defense based upon any claim that such Person may have against any one or more of the other Persons included in the term "Borrower", the Lender and/or any other guarantor and shall not be conditional or contingent upon pursuit or enforcement by the Lender of any remedies it may have against Persons included in the term "Borrower" with respect to this Agreement, the Notes or any of the other Financing Documents, whether pursuant to the terms thereof or by operation of law. Without limiting the generality of the foregoing, the Lender shall not be required to make any demand upon any of the Persons included in the term "Borrower", or to sell the Collateral or otherwise pursue, enforce or exhaust its or their remedies against the Persons included in the term "Borrower" or the Collateral either before, concurrently with or after pursuing or enforcing its rights and remedies hereunder. Any one or more successive or concurrent actions or proceedings may be brought against each Person included in the term "Borrower" under this paragraph 7, either in the same action, if any, brought against any one or more of the Persons included in the term "Borrower" or in separate actions or proceedings, as often as the Lender may deem expedient or advisable. Without limiting the foregoing, it is specifically understood that any modification, limitation or discharge of any of the liabilities or obligations of any one or more of the Persons included in the term "Borrower", any other guarantor or any obligor under any of the Financing Documents, arising out of, or by virtue of, any bankruptcy, arrangement, reorganization or similar proceeding for relief of debtors under federal or state law initiated by or against any one or more of the Persons included in the term "Borrower", in their respective capacities as borrowers and guarantors under this paragraph 7, or under any of the Financing Documents shall not modify, limit, lessen, reduce, impair, discharge, or otherwise affect the liability of each Borrower under this paragraph 7 in any manner whatsoever, and this paragraph 7 shall remain and continue in full force and effect. It is the intent and purpose of this paragraph 7 that each Person included in the term "Borrower" shall and does hereby waive all rights and benefits which might accrue to any other guarantor by reason of any such proceeding, and the Persons included in the term "Borrower" agree that they shall be liable for the full amount of the obligations and liabilities under this paragraph 7 regardless of, and irrespective to, any modification, limitation or discharge of the liability of any one or more of the Persons included in the term "Borrower", any other guarantor or any obligor under any of the Financing Documents, that may result from any such proceedings.

      (d) Each Person included in the term "Borrower", as guarantor under this paragraph 7, hereby unconditionally, jointly and severally, irrevocably and expressly waives:

      (i) presentment and demand for payment of the Obligations and protest of non-payment;

      (ii) notice of acceptance of this paragraph 7 and of presentment, demand and protest thereof;

      (iii) notice of any default hereunder or under the Notes or any of the other Financing Documents and notice of all indulgences;

      (iv) notice of any increase in the amount of any portion of or all of the indebtedness guaranteed by this paragraph 7;

      (v) demand for observance, performance or enforcement of any of the terms or provisions of this paragraph 7, the Notes or any of the other Financing Documents;

      (vi)  all  errors  and   omissions   in   connection   with  the  Lender's
administration of all indebtedness guaranteed by this paragraph 7;

      (vii) any right or claim of right to cause a marshalling of the assets of any one or more of the other Persons included in the term "Borrower";

      (viii) any act or omission of the Lender which changes the scope of the risk as guarantor hereunder; and

      (ix) all other notices and demands otherwise required by law which such Person may lawfully waive.

      (e) Within ten (10) days following any request of the Lender so to do, each Person included in the term "Borrower" will furnish the Lender and such other persons as the Lender may direct with a written certificate, duly acknowledged stating in detail whether or not any credits, offsets or defenses exist with respect to this paragraph 7.

      8. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Maryland, without regard to principles of choice of law.


                     [Signatures are on the following page]

         WITNESS the due execution hereof as of the day and year first written above.


WITNESS:                                     ARGAN, INC.


_________________________                    By:________________________(SEAL)
                                                Name:
                                                Title:


WITNESS:                                      AGAX/VLI ACQUISITION CORPORATION


_________________________                     By:________________________(SEAL)
                                                 Name:
                                                 Title:


WITNESS:                                       BANK OF AMERICA, N. A.


_________________________                      By:________________________(Seal)
                                                  Name:
                                                  Title:


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